UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2014

Digital Generation, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35643	94-3140772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 West John Carpenter Freeway, Suite 700 Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 581-2000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On February 7, 2014, Digital Generation, Inc. (the “Company” or “DG”) announced that the spin-off and merger transaction has been completed pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of August 12, 2013 (the “Merger Agreement”), by and among Extreme Reach Inc. (“Extreme Reach”), Dawn Blackhawk Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Extreme Reach (“Acquisition Sub”), and the Company.

Item 1.02                                           Termination of a Material Definitive Agreement

On February 7, 2014, in connection with the spin-off and merger transaction, the Company terminated the Amended and Restated Credit Agreement among DG FastChannel, Inc., JPMorgan Chase Bank, N.A., as administrative agent, guarantors and lenders dated July 26, 2011 (as amended on March 8, 2013 to the Omnibus Amendment No. 1 to Amended and Restated Credit Agreement among Digital Generation, Inc., JP Morgan Chase Bank, N.A., as administrative agent, guarantors and lenders dated March 8, 2013).

Item 2.01                                           Completion of Acquisition or Disposition of Assets

On February 7, 2014, pursuant to the terms of the Merger Agreement, Extreme Reach completed the acquisition of DG’s television advertising business through the merger of Acquisition Sub with and into DG, with DG continuing after the merger as the surviving corporation and a wholly-owned subsidiary of Extreme Reach (the “Merger”).  Under the terms of the Merger Agreement, (i) immediately prior to the effective time of the Merger, each issued and outstanding share of the Company’s common stock, par value $0.001 per share, was partially redeemed by conversion into the right to receive one share of common stock of Sizmek Inc. (“Sizmek”), formerly The New Online Company, a new publicly-traded company and newly-formed subsidiary of the Company containing all of the assets and liabilities of the Company’s online advertising business, for each share of the Company’s common stock (the “per share redemption consideration”); and (ii) at the effective time of the Merger, each issued and outstanding share of the Company’s common stock were canceled and converted automatically into the right to receive cash, without interest, in an amount equal to the pro rata portion of the aggregate merger consideration of $485 million, less the payoff and satisfaction of the Company’s outstanding debt, equal to $3.00 in cash, without interest and less any applicable withholding tax, for each share of the Company’s common stock (the “per share merger consideration”).

All outstanding stock options and restricted stock units to purchase shares of the Company’s common stock were cancelled and converted into the right to receive the per share redemption consideration and the per share merger consideration, less, in the case of stock options, the exercise price thereof, without interest.

Extreme Reach then acquired the remainder of the Company’s business, the television advertising business, in a cash merger pursuant to which, at the effective time of the Merger, Acquisition Sub merged with and into the Company.  The Company survives the Merger as a wholly-owned subsidiary of Extreme Reach.

The foregoing description of the spin-off and merger transaction and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 13, 2013, and incorporated herein by reference.

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 7, 2014, pursuant to the terms of the Merger Agreement and as a result of the Merger, all of the issued and outstanding capital stock of DG is owned by Extreme Reach.

In connection with the closing of the Merger, DG notified The Nasdaq Stock Market (“Nasdaq”) that each issued and outstanding share of the Company’s common stock was cancelled and converted into the right to receive one share of common stock of Sizmek and $3.00 in cash, without interest and less any applicable tax withholdings.  We expect Nasdaq to file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities

Exchange Act of 1934 (as amended, the “Exchange Act”) on Form 25 to delist the Company’s common stock. Additionally, the Company intends to file with the SEC a certification on Form 15 under the Exchange Act requesting that the Company’s common stock be deregistered and that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03                                           Material Modification to Rights of Security Holders

The information set forth in Item 2.01 is incorporated by reference herein.

Effective upon the closing of the spin-off and merger transaction, the Company’s stockholders immediately prior to the effective time ceased to have any rights as stockholders of the Company other than the right to receive the per share redemption and merger consideration.

Item 5.01                                           Changes in Control of Registrant

The information set forth in Item 2.01 is incorporated by reference herein.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the Merger, each of Scott K. Ginsburg, Neil H. Nguyen, C. H. Moore, John R. Harris, Jeffrey A. Rich, David M. Kantor, Melissa Fisher and Peter Markham voluntarily resigned from the Board of Directors of DG on February 7, 2014.

Pursuant to the Merger Agreement, upon the effective time of the Merger, the following directors became the members of the Board of Directors of the Company: Michael Barach, Timothy Conley, Thomas MacIsaac, Word Peake, John Roland, James Quagliaroli and Jake Heller.

Immediately following the effective time of the Merger, the Board of Directors of DG appointed the following officers: John Roland (President and Chief Executive Officer), Timothy Conley (Vice President, Treasurer and Secretary) and Nancy Lazaros (Chief Financial Officer).

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective upon the closing of the Merger, the certificate of incorporation and bylaws of the Company were amended and restated in their entirety. The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of the Company are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure

On February 7, 2014, the Company issued a press release announcing the completion of the spin-off and merger transaction and related events.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01                                           Other Events

In light of the completion the spin-off and merger transaction, the Company’s Annual Meeting of Stockholders, originally scheduled to be held in 2014, will not be held.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit	Description of Exhibit
2.1

Agreement and Plan of Merger, dated as of August 12, 2013, by and among Extreme Reach, Inc., Dawn Blackhawk Acquisition Corp. and Digital Generation, Inc. (incorporated by reference to Exhibit 2.1 of DG’s Current Report on Form 8-K filed with the SEC on August 13, 2013).

3.1	Amended and Restated Certificate of Incorporation of Digital Generation, Inc.
3.2	Amended and Restated Bylaws of Digital Generation, Inc.
99.1	Press Release, dated February 7, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL GENERATION, INC.

Date: February 7, 2014	By:	/s/ John Roland
Name: John Roland
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
2.1

Agreement and Plan of Merger, dated as of August 12, 2013, by and among Extreme Reach, Inc., Dawn Blackhawk Acquisition Corp. and Digital Generation, Inc. (incorporated by reference to Exhibit 2.1 of DG’s Current Report on Form 8-K filed with the SEC on August 13, 2013).

3.1	Amended and Restated Certificate of Incorporation of Digital Generation, Inc.
3.2	Amended and Restated Bylaws of Digital Generation, Inc.
99.1	Press Release, dated February 7, 2014.